xingtea
All Natural•Premium Green Teas

búcha
live kombucha

aspen pure

# kom búcha® with me



# Forward Looking Statements

This document and its contents are confidential to the person(s) to whom it is delivered and should not be copied or distributed, in whole or in part, or its contents disclosed by such person(s) to any other person. Any party receiving and/or reviewing this material agrees to maintain all information received in the strictest confidence and shall not disclose to any third parties any information contained herein and, upon review hereof, agrees that any unauthorized disclosure by any party will result in irreparable damage for which monetary damages would be difficult or impossible to accurately determine. Recipients recognize, and hereby agree, that the proprietary information disclosed herein represents confidential and valuable proprietary information to Búcha, Inc. and, therefore, will not, without express prior written consent, disclose such information to any person, company, entity or other third party.

This presentation includes "forward-looking statements," within the meaning of the U.S. Securities Act of 1933, as amended and the U.S. Securities Exchange Act of 1934, as amended, or the "Exchange Act." Forward-looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations. Forward-looking statements reflect our current views with respect to future events. The words "may," "will," "expect," "intend," "anticipate," "believe," "project," "estimate" and similar expressions identify forward-looking statements. These forward-looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward-looking statements.

All forward-looking statements involve risks, assumptions and uncertainties. You should not rely upon forward-looking statements as predictors of future events. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results. These risks, assumptions and uncertainties are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All of the forward-looking statements we have included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

# The Company



# Brands…

## búcha® live kombucha


sparkling
kombucha tea
búcha
live kombucha
blood orange
grapefruit sage
yuzu lemon
raspberry pomegranate

# Brands…


blood orange
grapefruit sage
raspberry pomegranate
verbena rose

Certified organic and high in probiotics, *búcha*© offers a great tasting, smart alternative to the nutritionally empty beverages in the market.

- +353% Growth Rate 2012-2015
- Voted Breakout Brand for 2016 by Hartman Group
- 43% Preferred flavor (Top 2 Box) vs. Major Competitors
- 9 Month Shelf Life vs. Avg. 90 days for Competitors
- Large Batch Controlled Process for Superior Quality

# Aspen Pure Water


aspen
pure

# Brands...



- Perfect Naturally 8.4 PH Balanced
- Artesian Well Sourced from the Colorado Rocky Mountains
- Fully integrated with sales across 9 states in the West
- Still, Sparkling, & Probiotic Options

Brands...


xingtea
Just Plain Tea
Sweet Tea
Green Tea with POMEGRANATE
Green Tea with MINT
Green Tea with MANGO
Pure Cane Sugar
Green Tea with GINSENG
Green Tea with BLUEBERRY
Half & Half
Premium Tea & Lemonade
Green Tea with CHERRY
made with PURE CANE SUGAR
All Natural • Premium Green Teas

# Brands...


Natural Tea
xing
Natural
Green Tea
xing
GINSENG
Natural
Green Tea
xing
MANGO


xingtea
All Natural•Premium
Green Tea
Drink Healthy...
xingtea

- Sales and Distribution in 46 States
- Sales in 10 Countries Internationally
- 1st Place North American Tea Competition
- >25% margin for Distributors, >35% margin for Retailers
- Significant in-store support, w/no pre-price promotions

Brands…

xing 能量 ENERGY


GRAPE ATTACK
TANGERINE
MAD MELON
GRAPEFRUIT
CANE SUGAR
ENERGY DRINK

# ... in Growth Segments

US Beverage Segment Growth '10-'15


Kombucha
RTD Coffee
Functional Water
Energy
RTD Tea
Bottled Water
Sports Drinks
CSDs
Juices
35%
19%
12%
10%
8%
7%
3%
-2%
-4%
-10%
0%
10%
20%
30%
40%

US Beverage Segment Sales 2015


Juices
$30.2B
Bottled Water
$33.6B
Sports
$24.7B
RTD Tea
$6.3B
Functional Waters
$3.9B
Kombucha
$0.5B
CSD
$70.6B

Source: Euromonitor, Quartz, Spins, WSJ, Markets and Markets, Jeffies, Beverage Business Insights, IRI, Nielsen

# ...with Distribution...

xingtea | aspen pure | búcha live kombucha

## búcha live kombucha

2,400 Outlets

- Safeway
- Kroger
- Vons
- Foodtown
- D'Agostino
- Natural Grocers
- New Seasons Market
- Whole Foods Market
- Food Pyramid
- Smith's Food & Drug Stores
- Ralphs
- Jimbo's
- Shaw's
- Overwaitea Food Group
- Jewel-Osco
- 365
- New Leaf Market
- PCC Natural Markets

## xingtea All Natural • Premium Green Teas

>10,000 Outlets

- Safeway
- Kroger
- Walmart
- Stop&Shop
- Costco Wholesale
- Whole Foods Market
- Mapco
- Sprouts Farmers Market
- 7-Eleven
- Albertsons
- Pacer Fuels
- Natural Grocers
- Diamond Shamrock
- Sam's Club
- Corner Store
- King Soopers
- Walgreens
- Save a Lot
- Ralphs
- Smith's Food & Drug Stores
- Fry's
- Giant Eagle
- Kwik King
- Fred Meyer
- Kmart
- Lowe's
- Daily's
- RaceTrac
- Wild Oats
- Giant
- Sedano's

## ...with Distribution...

- >4,500 Outlet Direct Store Distribution Coverage
- Largest Independent DSD Operator in Colorado and Surrounding Areas
- Early Warning System for New Healthy Functional Beverages
- Strong Cash Flow Generator
- >$500,000 Annual Average in Equity Buyouts

# ...and Infrastructure...

xingtea | aspen pure | búcha live kombucha

| ***Pre*** | ***Post*** |
|---|---|
| 1 Sales Person, Brokers | National Sales Team |
| Strong R&D Leader, but small support staff overall | Strong, Experienced Leadership Team |
| Limited distribution | Own DSD, National Network |
| 1 Co-Manufacturing facility in SoCal -> Shipping nationally | 6 Owned and Co-Manufacturing Facilities Nationally |
| Few systems, mostly outsourced infrastructure | Warehousing, Inventory Management, Systems |
| Limited internal financial resources | Financial controls, Depth of Financial Resources |

# ...and Financial Strength...



- >$55 million in revenue
- >$3.5 million in free cash flow
- >$10 million in inventory/receivables
- >$7 million in assets (offices, land, other)
- >20 million in shareholder equity
- <25 million (estimated) fully diluted shares outstanding
- $10.7 million in long-term debt at <4.5%
- $4.5 million in seller note
- $2.0 million working capital line of credit

xingtea All Natural • Premium Green Teas

búcha live kombucha

aspen pure

## The Opportunity



# Company Vision

## Become the World Leader in Healthy Functional Beverages

*...with a full portfolio of healthy functional beverages,*
*in all relevant packages,*
*distributed in all relevant channels,*
*across all all relevant global markets*

| Segment: | RTD Tea | Energy | Kombucha | Functional Water |
|---|---|---|---|---|
| US $ Size: | $6.3 Bil | $13.5 Bil | $529MM | 1.8 Bil |
| Growth: | +3.6%/yr | 9.9% | 35%/yr | 11.5%/yr |

# Key Strategic Pillars

1) Develop powerful, performance-oriented, and metric-driven organizational culture with a focused and aligned team with clear accountabilities. Lead by example, over-communicate, and build allegiance with associates (fellow owners) and business partners.
2)
3)
4)
5)
6)
7)
8)

# Operational Priorities

1) Merge Organizations and Infrastructures
2) Capture Cost Synergies
3) Pursue Revenue Synergies
4) Strengthen Functional capabilities, Expand Organically
5) Accelerate growth/build on platform

# Merge Organizations
# Strengthen Infrastructure

**Convergence Committee**

**People & Culture**
- Organization Evolution & Resources
- Compensation & Benefits
- Values & Behaviors
- Target Setting & Cascading
- Compliance & Responsibility

**Cost Efficiency**
- Zero-Based Budgeting
- Procurement Synergies
- Manufacturing & Supply Synergies
- IT and systems integration
- Accounting/Banking requirements

**Sales, Distribution & Marketing**
- Retailer Expansion
- Brand Strategy/Customer Evolution
- Customer/Distribution Opportunities
- Consumer/Trade Marketing Tool Kits
- SKU Rationalization/New Products/R&D

# Cost & Revenue Synergies

1) Capture Cost Synergies

- Internal Shipping Savings
- Freight Savings
- Scale Procurement Savings
- Raw/Packaging Contracts
- Supplier terms
- Sales Partner/Broker terms
- Opex elimination of overlap
- Install Zero-based-budgeting
- Financing Savings
- Interest Savings

2) Pursue Revenue Synergies

- Xing into Búcha customers
- Búcha into Xing customers
- Búcha into New Age DSD
- Expand Xing Energy
- Aspen Pure Portfolio
- Optimize Margin Pool
- Penetrate Alternative Channels
- New Major open customers
- Flagship Accounts by Channel
- Close-in International

**>7.5MM in Synergies over next 12-18 months**

# Business Model & Key Metrics

| P&L Component | Target |
|---|---|
| Revenue Growth | **7-10%/year** |
| Gross Margin | **10-12%/year** |
| Sales/Marketing Expenses | **8-10% of net sales** (Over time) |
| All other Operating Expenses | **<5%/year** |
| EBITDA Margin | **+1.5-2 basis points/year** |

xingtea
All Natural • Premium Green Teas

búcha
live kombucha

aspen pure

## Next Steps



# Next Steps

| Action Plan | Status |
| --- | --- |
| 1) Kick off Convergence Committee/Integration | Complete |
| 2) Identify Cost Synergies/Assign Responsibilities | Complete |
| 3) Identify Quick Wins/Assign Responsibilities | Complete |
| 4) Develop Sales, Marketing, Distribution Tool Kits | In-Progress |
| 5) Complete Financial Audit | In-Progress |
| 6) Close & Fund Transaction | June $30^{th}$ |
| 7) Integrate Businesses | |
| 8) Capture Immediate Cost Savings | |
| 9) Begin Customer calls to Expand Distribution | |
| 10) Evaluate Capital Structure | |

# Summary

- Portfolio of Healthy Functional Brands
- Distribution Starting Point
- Infrastructure & Resources
- Financial Scale & Profitability
- Platform for organic growth…and…


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